UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 03, 2025

Diameter Credit Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56624	88-1389797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Suite 6600A
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 655-1419

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 3, 2025 (the “Closing Date”), Diameter Credit Company Holdings III LLC (“DCC Holdings”), a Delaware limited liability company and newly formed subsidiary of Diameter Credit Company (the “Company”), entered into a Credit and Security Agreement (the “DCC Holdings III Secured Credit Facility”), with DCC Holdings, as borrower, the Company, as portfolio manager and as UK retention provider, the lenders from time to time party thereto, Barclays Bank PLC, as administrative agent, Citibank, N.A., as collateral agent and as securities intermediary, and Siepe, LLC, as collateral administrator.

The maximum principal amount of the DCC Holdings III Secured Credit Facility as of the Closing Date is comprised of (a) subject to the borrowing base, which is determined on the basis of the value and types of DCC Holdings’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits, a revolving credit facility in the principal amount of $200 million and (b) a term loan in the principal amount of $50 million, which can be drawn in multiple currencies subject to certain conditions; Amounts drawn under the DCC Holdings III Secured Credit Facility initially bear interest at Term SOFR plus a margin of 2.05%; provided, that if the amount of each type of advance is less than the minimum utilization amount (i.e., (a) 100% for term advances and (b) with respect to certain periods following the Closing Date, 25% to 68.75% for revolving advances), then interest shall accrue on the total minimum utilization amount. Term advances that are repaid may not be reborrowed. The revolving period terminates on the date that is three years from the Closing Date and all amounts outstanding under the DCC Holdings III Secured Credit Facility must be repaid by the date that is ten years after the Closing Date. The contractual maturity date of the DCC Holdings III Secured Credit Facility is October 3, 2035.

The foregoing description of the DCC Holdings III Secured Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the DCC Holdings III Secured Credit Facility, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Barclays Credit and Security Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diameter Credit Company

Date:	October 9, 2025	By:	/s/ Vishal Sheth
Vishal Sheth, Chief Financial Officer